UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 14, 2007

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Electric Services	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road
Shanghai 200001
People's Republic of China
 (Address of principal executive offices, including zip code)

(86-21) 6336-8686
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events

On this Form 8-K current report, the registrant, China Recycling Energy Corporation, is hereinafter referred as "we", or "Company", or "CREG".

On December 14, 2007, Shanghai TCH Energy Technology Company, Ltd ("Shanghai TCH"), our wholly owned sub-subsidiary organized and located in Shanghai, the People's Republic of China, completes the incorporation procedures of its wholly-owned subsidiary, Xi'an TCH Energy Technology Company, Ltd ("Xi'an TCH"), in Xi'an, Shaanxi Province, the People's Republic of China and obtains the governmental approval and licenses for the operation of Xi'an TCH. The scope of business operation of Xi'an TCH includes researching and developing energy saving, resource recycling and resource comprehensive utilization technologies, assigning, transferring and licensing Xi'an TCH's own technologies and providing relevant technological services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: December 14, 2007	/s/Guangyu Wu
Guangyu Wu Chief Executive Officer